UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2023

VITRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-17378	84-1012042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Cherry Creek Drive South, Suite 720 Denver, Colorado	80209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 848-7627

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 14, 2023, Vitro Biopharma, Inc. (the “Company”) entered into definitive agreements with an accredited investor for the sale of an 8% convertible promissory note (“Convertible Note”) in the principal amount of $200,000 and warrants to purchase shares of common stock of the Company (“Warrants”) for total proceeds of $200,000. The sale and purchase was made through a Convertible Note and Warrant Purchase Agreement (“Purchase Agreement”) entered into with the investor.

The Convertible Note bears interest at the rate of eight per cent per year and is payable solely in whole shares of the Company’s common stock. The Convertible Note may be converted at any time at the option of the holder and is payable in full at the earliest of (i) the completion of a “Qualified Financing,” as defined below, (ii) a Change in Control (as defined in the Purchase Agreement), (iii) an event of default, or (iv) the maturity date, which is five years from the date of issuance. A Qualified Financing is defined in the Purchase Agreement as any financing completed after the date of issuance of the Convertible Note involving the sale of the Company’s equity securities primarily for capital raising purposes resulting in gross proceeds to the Company of at least $5 million. Upon completion of a Qualified Financing, the Convertible Note is convertible into the securities issued in such financing (“Qualified Financing Securities”) in an amount determined by dividing (i) the outstanding principal on the Convertible Note plus all accrued interest by (ii) the lessor of (x) the “Discounted Qualified Financing Price” and (y) the “Capped Price” (as defined below). In the event of a Change in Control or default, voluntary conversion or upon maturity, the Convertible Note is convertible into that number of shares of the Company’s common stock that equals (i) the outstanding principal amount of the Convertible Note plus any accrued but unpaid interest, divided by (ii) the Capped Price.

The Discounted Qualified Financing Price is defined as the per share price at which the shares of the Qualified Financing Securities are sold in such Qualified Financing as determined for accounting purposes under GAAP, multiplied by 0.75. The Capped Price is the per share price implied by a fully-diluted (on an as-converted to common stock basis), pre-money valuation of $200,000,000 for the Company.

The Warrants issued by the Company pursuant to the Purchase Agreement entitles the holder to purchase that number of fully paid and nonassessable shares of the Company’s common stock determined (A) in the case following a Qualified Financing, by dividing (i) the sum of the aggregate outstanding principal amount of the Convertible Note plus all accrued and unpaid interest thereon at the time of conversion, by (ii) the quotient of the Discounted Qualified Financing Price divided by .75, or (B) in connection with a Change of Control, by dividing (i) the sum of the aggregate outstanding principal amount of the Convertible Note plus all accrued and unpaid interest thereon at the time of the Note’s conversion, by (ii) the Capped Price, subject to adjustment as set forth in the Warrant. In each case, the Warrants are exercisable at a price of $0.625 per share for a period of five years.

The Purchase Agreement also entitles the holder to purchase in any Qualified Financing an amount of Qualified Financing Securities up to 200% of the aggregate principal amount of the Convertible Note.

The Purchase Agreement contains customary representations, warranties and covenants in connection with the transaction. The representations, warranties and covenants in the Purchase Agreements are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

The foregoing is only a brief description of the material terms of the Convertible Note, the Purchase Agreement and the Warrants, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the forms of Convertible Note, the Warrant and the Purchase Agreement filed as exhibits hereto. Interested parties are encouraged to read in their entirety the forms of the Convertible Note, the Warrant and the Purchase Agreement, as they contain important information not discussed in this report.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The offer and sale of the Convertible Note and the Warrants (“Securities”) were not registered under the Securities Act of 1933, as amended (the “Act”) in reliance on the exemption provided by Rule 506 of Regulation D promulgated under the Act. The offer and sale of the Securities was made only to persons whom the Company believed were accredited investors and resale restrictions on the Securities were implemented. Further, the Company did not engage in any general solicitation or advertising and the Securities were offered to a limited number of persons with whom the Company had pre-existing relationships.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Form of Warrant to Purchase Stock
10.1	Form of 8% Convertible Promissory Note (incorporated by reference to Exhibit 10.37 to the Company Annual Report on Form 10-K filed with the SEC on January 30, 2023)
10.2	Form of Convertible Note and Warrant Purchase Agreement (incorporated by reference to Exhibit 10.38 to the Company Annual Report on Form 10-K filed with the SEC on January 30, 2023)
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRO BIOPHARMA, INC.

Date: April 20, 2023	By:	/s/ Nathan Haas
	Name:	Nathan Haas
	Title:	Chief Financial Officer

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